GOLDMAN SACHS TRUST II

Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Global Equity Fund

(the “Fund”)

Supplement dated October 1, 2026 to the

Prospectus dated February 28, 2026, as supplemented to date

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II (the “Board”), Wellington Management Company, LLP, will now manage a second mandate on behalf of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The eleventh paragraph under the “Service Providers—Investment Subadvisers (Underlying Managers)—Goldman Sachs Multi-Manager Global Equity Fund” section of the Prospectus is deleted in its entirety and replaced by the following:

Wellington Management Company LLP

Wellington Management Company LLP (“Wellington”), a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, an investment adviser registered with the SEC and a “commodity trading advisor” registered with the CFTC and NFA, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over ninety years. Wellington is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2026, Wellington and its investment advisory affiliates had investment management authority with respect to approximately $1.37 trillion in assets. With respect to the Fund, the firm manages allocations (i) under Wellington’s Emerging Markets Systematic Equity strategy, which seeks to systematically exploit behavioral inefficiencies in prices based on value, quality, momentum and special situation factors and (ii) under Wellington’s International Small Cap Research Equity strategy, which is a diversified long-only core equity strategy that seeks to deliver consistent excess returns through bottom-up stock selection.

This Supplement should be retained with your Prospectus for future reference.

SMACSTK 09-26